                                                                   Exhibit 10.32

                              SIDE LETTER AGREEMENT
                           TO LEASE AGREEMENT [N296SK]

                          Dated as of December 20, 2001

     Reference is made to Participation Agreement [N296SK], dated as of December 20, 2001 (the "Participation Agreement"), among Chautauqua Airlines, Inc. (the "Lessee"), Silvermine River Finance Two, Inc. ("Silvermine") and Wells Fargo Bank Northwest, National Association, as Owner Trustee (the "Owner Trustee") and acknowledged by Solitair Corp. Capitalized terms used and not defined herein shall be given the meanings assigned in the Participation Agreement.

     Reference is made to Section 9 of the Lease and the parties hereto agree that:

     1. This Letter Agreement shall be an Operative Agreement;

     2. So long as Silvermine (or an Affiliate of GECC (including for avoidance of doubt, Silvermine)) is the Owner Participant, if, after the date of the Lease, the Owner Participant shall change its policy relating to the minimum amount of liability insurance coverage or war risk and allied perils liability and hull insurance with respect to regional jet passenger aircraft with standard manufacturer seating capacity of at least 35 seats operated by a U.S. regional jet air carrier such that, under a new lease transaction entered into after the date of the Lease by the Owner Participant as equity investor or lessor, the Owner Participant will generally permit the documentation for any such new lease transaction with respect to a regional jet passenger aircraft with standard manufacturer seating capacity of at least 35 seats operated by a U.S. regional jet air carrier to require (x) as to liability insurance (or war risks and allied perils liability insurance), an amount of liability insurance (or war risks and allied perils liability insurance) less than that required under
Section 9 of the Lease or (y) as to war risks and allied perils liability and hull insurance, a form of coverage or scope of risk covered that is less stringent than that required under Section 9 of the Lease, the Owner Participant shall, upon written request by Lessee, (1) describe such change in writing to Lessee and (2) cause the Lessor to amend Section 9 of the Lease to reduce the amount of liability insurance (or war risk and allied perils liability insurance, or both, as the case may be) or modify the form or scope of coverage (as to war risks and allied perils liability or hull insurance) required of Lessee under Section 9 of the Lease to such lesser amount or less stringent form or scope of coverage; and

     3. Silvermine hereby confirms that the agreement stated in this Letter Agreement is for the benefit of the Lessee and its successors and permitted transferees and assigns.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Side Letter Agreement to be executed by their respective, duly authorized officers as of the day and year first written above.

                                       CHAUTAUQUA AIRLINES, INC.,
                                       as Lessee

                                       By: /s/ Robert H. Cooper
                                           -------------------------------------
                                           Name:  Robert H. Cooper
                                           Title: Vice-President

                                       SILVERMINE RIVER FINANCE TWO, INC.,
                                       as Owner Participation

                                       By: /s/ Norman Liu
                                           -------------------------------------
                                           Name:  Norman Liu
                                           Title: Vice President

                                       WELLS FARGO BANK NORTHWEST, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, except as otherwise expressly
                                       provided herein but solely as Owner
                                       Trustee

                                       By: /s/ Brett R. King
                                           -------------------------------------
                                           Name:  Brett R. King

NOTE TO EXHIBIT 10.32

The 12 additional Side Letter Agreements to the Lease Agreement are substantially identical in all material respects to the filed Side Letter Agreement to the Lease Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N289SK                                July, 2001                          General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N290SK                                July, 2001                          General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N291SK                                August, 2001                        General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N292SK                                August, 2001                        General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N293SK                                September, 2001                     General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N294SK                                September, 2001                     General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N295SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N297SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N298SK                                October, 2001                       Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N299SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N370SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N371SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------



                                           Title: Vice President